SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                           -------------------


                                 FORM 8-A



            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR (g) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                           Rayovac Corporation
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



        Wisconsin                                    22-2423556
 ---------------------------------------------------------------------
 (State of incorporation                           (I.R.S. Employer
   or organization)                                Identification No.)


     601 Rayovac Drive
     Madison, Wisconsin                                53711-2497
 --------------------------------------------------------------------
 (Address of principal                                 (Zip Code)
   executive offices)


                   Securities to be registered pursuant
                       to Section 12(b) of the Act:


Title of each class               Name of each exchange on which
to be so registered               each class is to be registered
-------------------               ---------------------------------
Common Stock, par                 The New York Stock Exchange, Inc.
   value $.01



        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ X ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]


                Securities Act registration statement file
                    number to which this form relates:

                                333-35181
                               ----------

                 Securities to be registered pursuant to
                        Section 12(g) of the Act:

                                   None
                             ----------------
                             (Title of class)




Item 1.           Description of Registrant's Securities to be
                  Registered

                  Capital Stock

                  The information required by Item 202 of Regulation S-K is provided under the heading "Description of Capital Stock" in the Registrant's Registration Statement on
                  Form S-1 (Registration No. 333-35181), as initially filed with the Securities and Exchange Commission on September 8, 1997, and as amended on October 31, 1997 and November 17, 1997 (as so amended, the "Registration Statement"). Such portion of the Registration Statement is hereby incorporated by reference and made part hereof.


Item 2.           Exhibits

                  Exhibits are filed with the New York Stock Exchange, Inc. pursuant to Instruction II of Form 8-A or are a part of the Company's Registration Statement on Form S-1.




                                SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     RAYOVAC CORPORATION


                                     By: /s/ James A. Broderick
                                        ------------------------------
                                        Name:  James A. Broderick
                                        Title: Vice President, General
                                               Counsel and Secretary



Dated:  November 13, 1997